UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 29, 2016 (February 26, 2016)

Arbor Realty Trust, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND

(STATE OF INCORPORATION)

001-32136	20-0057959
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

333 Earle Ovington Boulevard, Suite 900
Uniondale, New York	11553
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(516) 506-4200

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

As previously disclosed in a Current Report on Form 8-K filed on February 25, 2016, Arbor Realty Trust, Inc. (the “Company” or “Arbor”) issued a press release to announce that it had entered into a definitive agreement to acquire the agency platform of its external manager, Arbor Commercial Mortgage, LLC. On February 26, 2016, the Company held its 2015 earnings conference call during which it also discussed this announcement. An edited transcript of the discussion of the transaction on the conference call is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference. The press release was included in the Current Report on Form 8-K filed on February 25, 2016.

The information in Item 8.01 and Exhibit 99.1 attached hereto shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing.

Important Information for Investors and Stockholders

This Current Report on Form 8-K shall not constitute a solicitation of any vote or approval. The proposed transaction will be submitted to the stockholders of the Company for their consideration. The Company will file a proxy statement and other relevant documents concerning the proposed transaction with the Securities and Exchange Commission (the “SEC”). The Company will provide the final proxy statement to its stockholders. Investors and security holders are urged to read the proxy statement and any other relevant documents filed with the SEC when they become available, as well as any amendments or supplements to those documents, because they will contain important information about the Company and the proposed transaction. Investors and security holders will be able to obtain a free copy of the proxy statement, as well as other filings containing information about the Company free of charge at the SEC’s website at http://www.sec.gov. In addition, the proxy statement, the SEC filings that will be incorporated by reference in the proxy statement and the other documents filed with the SEC by the Company may be obtained free of charge by directing such request to: moreinfo@arbor.com, or the documents can be obtained directly by accessing the investor relations section of the Company’s website at www.arborrealtytrust.com.

The Company and its directors, executive officers, and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in favor of the proposed transactions from the stockholders of the Company. Information about the directors and executive officers of the Company is set forth in the proxy statement on Schedule 14A for the Company’s 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 10, 2015.  Additional information regarding participants in the proxy solicitation may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available.

Safe Harbor Statement

Certain items in this Current Report on Form 8-K or on the conference call may constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Arbor can give no assurance that its expectations will be attained.  Factors that could cause actual results to differ materially from Arbor’s expectations will be detailed in our SEC reports. Such forward-looking statements speak only as of the date of this filing. Arbor expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein or on the conference call to reflect any change in Arbor’s expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.

The following factors, among others, could cause our actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Asset Purchase Agreement between the Company and Arbor Commercial Mortgage, LLC for the proposed transaction; (2) the inability to complete the transactions contemplated by such Asset Purchase Agreement due to the failure to obtain the required stockholder approval; (3) the inability to satisfy the other conditions specified in such Asset Purchase Agreement, including without limitation the receipt of necessary governmental or regulatory approvals required to complete the transactions contemplated by such Asset Purchase Agreement; (4) the inability to successfully integrate our business with the purchased business or to integrate the businesses within the anticipated timeframe; (5) the risk that the proposed transactions disrupt current plans and operations and increase operating costs; (6) the ability to recognize the anticipated benefits of the transactions including the realization of synergy benefits and to recognize such benefits within the anticipated timeframe; (7) the outcome of any legal proceedings that may be instituted against the Company or others following announcement of such Asset Purchase Agreement and transactions contemplated therein; and (8) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit
99.1	Edited Excerpt of Transcript of February 26, 2016 Conference Call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBOR REALTY TRUST, INC.

By:	/s/ Paul Elenio
Name:	Paul Elenio
Title:	Chief Financial Officer

Date: February 29, 2016

EXHIBIT INDEX

Exhibit Number

99.1	Edited Excerpt of Transcript of February 26, 2016 Conference Call